Exhibit 99.3

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005


Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)


                                                                Three Months Ended           Nine Months Ended
                                                                   September 30,                September 30,
                                                              -----------------------------------------------------
                                                                 2005          2004           2005          2004
                                                              ----------    ----------     ----------    ----------
 REVENUES:
 Minimum rents                                                $ 136,676     $ 120,859      $ 394,485     $ 342,796
 Percentage rents                                                 3,114         2,290         12,972        10,447
 Other rents                                                      2,400         2,084          8,320         7,326
 Tenant reimbursements                                           65,498        60,032        184,598       158,551
 Management, development and leasing fees                        11,109         2,868         17,927         6,379
 Other                                                            5,372         5,503         15,768        15,799
                                                              ----------    ----------     ----------    ----------
 Total revenues                                                 224,169       193,636        634,070       541,298
                                                              ----------    ----------     ----------    ----------

 EXPENSES:
 Property operating                                              35,513        31,642         95,539        85,637
 Depreciation and amortization                                   46,038        37,901        130,663       103,335
 Real estate taxes                                               16,283        15,407         47,626        42,582
 Maintenance and repairs                                         12,402        11,283         36,673        31,650
 General and administrative                                      10,221         8,280         28,641        24,505
 Loss on impairment of real estate assets                             -             -            262             -
 Other                                                            3,769         5,681         10,256        13,636
                                                              ----------    ----------     ----------    ----------
 Total expenses                                                 124,226       110,194        349,660       301,345
                                                              ----------    ----------     ----------    ----------
 Income from operations                                          99,943        83,442        284,410       239,953
 Interest income                                                  1,937           836          6,214         2,422
 Interest expense                                               (52,646)      (46,042)      (151,822)     (129,274)
 Loss on extinguishment of debt                                     (44)            -           (928)            -
 Gain on sales of real estate assets                             46,485         1,522         53,581        26,302
 Gain on sales of management contracts                           21,619             -         21,619             -
 Equity in earnings of unconsolidated affiliates                    995         1,407          6,769         6,953
 Minority interest in earnings:
 Operating partnership                                          (49,455)      (16,624)       (87,176)      (59,498)
 Shopping center properties                                      (1,086)         (974)        (3,661)       (4,034)
                                                              ----------    ----------     ----------    ----------
 Income before discontinued operations                           67,748        23,567        129,006        82,824
 Operating income (loss) of discontinued operations                 (15)          288            251         1,240
 Gain (loss) on discontinued operations                               2           325            (84)          845
                                                              ----------    ----------     ----------    ----------
 Net income                                                      67,735        24,180        129,173        84,909
 Preferred dividends                                             (7,642)       (4,416)       (22,926)      (13,248)
                                                              ----------    ----------     ----------    ----------
 Net income available to common shareholders                  $  60,093     $  19,764      $ 106,247     $  71,661
                                                              ==========    ==========     ==========    ==========
 Basic per share data:
 Income before discontinued operations,
    net of preferred dividends                                $    0.95     $    0.31      $    1.69     $    1.14
 Discontinued operations                                              -          0.01              -          0.03
                                                              ----------    ----------     ----------    ----------
 Net income available to common shareholders                  $    0.95     $    0.32      $    1.69     $    1.17
                                                              ==========    ==========     ==========    ==========
 Weighted average common shares outstanding                      62,940        61,540         62,693        61,130

 Diluted per share data:
 Income before discontinued operations,
    net of preferred dividends                                $    0.92     $    0.30      $    1.63     $    1.09
 Discontinued operations                                              -          0.01           0.01          0.04
                                                              ----------    ----------     ----------    ----------
 Net income available to common shareholders                  $    0.92     $    0.31      $    1.64     $    1.13
                                                              ==========    ==========     ==========    ==========
 Weighted average common and potential dilutive
 common shares outstanding                                       65,253        63,966         64,973        63,554

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005


The Company's calculation of FFO is as follows (in thousands, except per share data):

                                                                    Three Months Ended           Nine Months Ended
                                                                      September 30,                September 30,
                                                                 -------------------------    --------------------------
                                                                    2005           2004            2005          2004
                                                                 ----------     ----------      ----------    ----------

 Net income available to common shareholders                     $  60,093      $  19,764       $ 106,247     $  71,661
 Add:
 Depreciation and amortization from consolidated properties         46,038         37,901         130,663       103,335
 Depreciation and amortization from unconsolidated affiliates        2,207          1,862           6,127         4,605
 Depreciation and amortization from discontinued operations              -            125               -           470
 Minority interest in earnings of operating partnership             49,455         16,624          87,176        59,498
 Less:
 Gain on sales of operating real estate assets                     (42,882)          (200)        (42,708)      (23,765)
 Minority investors' share of depreciation and amortization           (311)          (302)           (962)         (899)
 (Gain) loss on discontinued operations                                 (2)          (325)             84          (845)
 Depreciation and amortization of non-real estate assets              (188)          (214)           (553)         (427)
                                                                 ----------     ----------      ----------    ----------
 Funds from operations                                           $ 114,410      $  75,235       $ 286,074     $ 213,633
                                                                 ==========     ==========      ==========    ==========

 Funds from operations applicable to Company shareholders        $  62,761      $  40,883       $ 157,052     $ 116,708
                                                                 ==========     ==========      ==========    ==========
 Basic per share data:
 Funds from operations                                           $    1.00      $    0.66       $    2.51     $    1.91
                                                                 ==========     ==========      ==========    ==========
Weighted average common shares outstanding with operating
    partnership units fully converted                              114,737        113,248         114,197       111,898
 Diluted per share data:
 Funds from operations                                           $    0.98      $    0.65       $    2.46     $    1.87
                                                                 ==========     ==========      ==========    ==========
Weighted average common and potential dilutive common shares
   outstanding with operating partnership units fully converted    117,050        115,674         116,477       114,322

 SUPPLEMENTAL FFO INFORMATION:

 Lease termination fees                                          $   1,221      $     736       $   3,648     $   3,336
    Lease termination fees per share                             $    0.01      $    0.01       $    0.03     $    0.03

 Straight-line rental income                                     $   1,671      $     965       $   4,765     $   2,207
    Straight-line rental income per share                        $    0.01      $    0.01       $    0.04     $    0.02

 Gains on outparcel sales                                        $   2,544      $      42       $  11,177     $   2,078
    Gains on outparcel sales per share                           $    0.02      $       -       $    0.10     $    0.02

 Amortization of acquired above- and below-market leases         $   2,186      $   1,139       $   4,629     $   2,381
    Amortization of acquired above- and below-market
        leases per share                                         $    0.02      $    0.01       $    0.04     $    0.02

 Amortization of debt premiums                                   $   1,948      $   1,584       $   5,605     $   3,720
    Amortization of debt premiums per share                      $    0.02      $    0.01       $    0.05     $    0.03

 Gain on sales of non operating properties                       $   1,288      $   1,313       $   2,509     $   1,313
    Gain on sales of non operating properties per share          $    0.01      $    0.01       $    0.02     $    0.01

 Loss on impairment of real estate assets                        $       -      $       -       $    (262)    $       -
    Loss on impairment of real estate assets per share           $       -      $       -       $       -     $       -

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005

Same-Center Net Operating Income
(Dollars in thousands)

                                                                       Three Months Ended           Nine Months Ended
                                                                          September 30,              September 30,
                                                                     -----------------------     -----------------------
                                                                        2005         2004           2005         2004
                                                                     ----------   ----------     ----------   ----------
Net income                                                           $  67,735    $  24,180      $ 129,173    $  84,909

Adjustments:
Depreciation and amortization                                           46,038       37,901        130,663      103,335
Depreciation and amortization from unconsolidated affiliates             2,207        1,862          6,127        4,605
Depreciation and amortization from discontinued operations                   -          125              -          470
Minority investors' share of depreciation and amortization in
   shopping center properties                                             (311)        (302)          (962)        (899)
Interest expense                                                        52,646       46,042        151,822      129,274
Interest expense from unconsolidated affiliates                          3,009        1,658          9,069        4,734
Interest expense from discontinued operations                                -            -              -           20
Minority investors' share of interest expense in
   shopping center properties                                             (390)        (348)        (1,160)      (1,049)
Loss on extinguishment of debt                                              44            -            928            -
Abandoned projects expense                                                 336        1,629            474        3,314
Gain on sales of real estate assets and management contracts           (68,104)      (1,522)       (75,200)     (26,302)
Loss on impairment of real estate assets                                     -            -            262            -
Gain on sales of real estate assets of unconsolidated affiliates          (227)           -         (2,850)        (592)
Minority interest in earnings of operating partnership                  49,455       16,624         87,176       59,498
(Gain) loss on discontinued operations                                      (2)        (325)           84          (845)
                                                                     ----------   ----------     ----------   ----------
Operating partnership's share of total NOI                             152,436      127,524        435,606      360,472
General and administrative expenses                                     10,221        8,280         28,641       24,505
Management fees and non-property level revenues                        (12,270)      (4,886)       (24,973)     (12,697)
                                                                     ----------   ----------     ----------   ----------
Operating partnership's share of property NOI                          150,387      130,918        439,274      372,280
NOI of non-comparable centers                                          (30,016)     (17,811)       (78,121)     (34,289)
                                                                     ----------   ----------     ----------   ----------
Total same center NOI                                                $ 120,371    $ 113,107      $ 361,153    $ 337,991
                                                                     ==========   ==========     ==========   =========

Malls                                                                $ 111,212    $ 103,873      $ 333,172    $ 310,455
Associated centers                                                       5,424        5,163         16,519       16,540
Community centers                                                        1,627        2,316          4,976        4,693
Other                                                                    2,108        1,755          6,486        6,303
                                                                     ----------   ----------     ----------   ----------
Total same center NOI                                                $ 120,371    $ 113,107      $ 361,153    $ 337,991
                                                                     ==========   ==========     ==========   =========

Percentage Change:
Malls                                                                      7.1%                        7.3%
Associated centers                                                         5.1%                       -0.1%
Community centers                                                        -29.7%                        6.0%
Other                                                                     20.1%                        2.9%
                                                                     ----------                  ----------
Total same center NOI                                                      6.4%                        6.9%
                                                                     ==========                  ==========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                    September 30, 2005
                                                                   ----------------------------------------------------
                                                                      Fixed Rate       Variable Rate       Total
                                                                   ------------------ --------------  -----------------
Consolidated debt                                                        $ 2,710,984      $ 953,102        $ 3,664,086
Minority investors' share of consolidated debt                               (52,168)             -            (52,168)
Company's share of unconsolidated affiliates' debt                           116,637         26,600            143,237
                                                                   ------------------ --------------  -----------------
Company's share of consolidated and unconsolidated debt                  $ 2,775,453      $ 979,702        $ 3,755,155
                                                                   ================== ==============  =================
Weighted average interest rate                                                 6.37%          4.81%              5.96%
                                                                   ================== ==============  =================

                                                                                     September 30, 2004
                                                                   ----------------------------------------------------
                                                                      Fixed Rate       Variable Rate       Total
                                                                   ------------------ --------------  -----------------
Consolidated debt                                                        $ 2,489,892      $ 804,656        $ 3,294,548
Minority investors' share of consolidated debt                               (53,144)             -            (53,144)
Company's share of unconsolidated affiliates' debt                           118,588         58,174            176,762
                                                                   ------------------ --------------  -----------------
Company's share of consolidated and unconsolidated debt                  $ 2,555,336      $ 862,830        $ 3,418,166
                                                                   ================== ==============  =================
Weighted average interest rate                                                 6.46%          2.83%              5.54%
                                                                   ================== ==============  =================


Debt-To-Total-Market Capitalization Ratio as of September 30, 2005 (In thousands, except stock price)

                                                                        Shares
                                                                      Outstanding     Stock Price (1)      Value
                                                                   ------------------ --------------  -----------------
Common stock and operating partnership units                                 115,338     $ 40.99           $44,727,705
8.75% Series B Cumulative Redeemable Preferred Stock                           2,000     $ 50.00            50.100,000
7.75% Series C Cumulative Redeemable Preferred Stock                             460     $ 250.00          250.115,000
7.375% Series D Cumulative Redeemable Preferred Stock                            700     $ 250.00          250.175,000
                                                                                                      -----------------
Total market equity                                                                                          5,117,705
Company's share of total debt                                                                                3,755,155
                                                                                                      -----------------
Total market capitalization                                                                                $ 8,872,860
                                                                                                      =================
Debt-to-total-market capitalization ratio                                                                        42.3%
                                                                                                      =================

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on September 30, 2005. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                           Three Months Ended                 Nine Months Ended
                                                             September 30,                      September 30,
                                                   ---------------------------------- ---------------------------------
2005:                                                  Basic            Diluted           Basic           Diluted
                                                   --------------  ------------------ --------------  -----------------
Weighted average shares - EPS                             62,940              65,253         62,693             64,973
Weighted average operating partnership units              51,797              51,797         51,504             51,504
                                                   --------------  ------------------ --------------  -----------------
Weighted average shares- FFO                             114,737             117,050        114,197            116,477
                                                   ==============  ================== ==============  =================

2004:
Weighted average shares - EPS                             61,540              63,966         61,130             63,554
Weighted average operating partnership units              51,708              51,708         50,768             50,768
                                                   --------------  ------------------ --------------  -----------------
Weighted average shares- FFO                             113,248             115,674        111,898            114,322
                                                   ==============  ================== ==============  =================


Dividend Payout Ratio                                      Three Months Ended                 Nine Months Ended
                                                             September 30,                      September 30,
                                                   ---------------------------------- ---------------------------------
                                                       2005              2004             2005              2004
                                                   --------------  ------------------ --------------  -----------------
Weighted average dividend per share                     $ 0.4111            $ 0.3664       $ 1.2291           $ 1.0956
FFO per diluted, fully converted share                    $ 0.98              $ 0.65         $ 2.46             $ 1.87
                                                   --------------  ------------------ --------------  -----------------
Dividend payout ratio                                      41.9%               56.4%          50.0%              58.6%
                                                   ==============  ================== ==============  =================

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005

Consolidated Balance Sheets
(Preliminary and unaudited,  in thousands)

                                                               September 30,    December 31,
                                                                   2005            2004
                                                               -------------   -------------
 ASSETS
 Real estate assets:
 Land                                                          $   702,250     $   659,782
 Buildings and improvements                                      5,066,292       4,670,462
                                                               -------------   -------------
                                                                 5,768,542       5,330,244
 Less: accumulated depreciation                                   (683,390)       (575,464)
                                                               -------------   -------------
                                                                 5,085,152       4,754,780
 Real estate assets held for sale                                        -          61,607
 Developments in progress                                          216,318          78,393
                                                               -------------   -------------
 Net investment in real estate assets                            5,301,470       4,894,780
 Cash and cash equivalents                                          36,802          25,766
 Receivables:
 Tenant, net of allowance                                           41,232          38,409
 Other                                                               3,915          13,706
 Mortgage notes receivable                                          18,104          27,804
 Investment in unconsolidated affiliates                            80,059          84,782
 Other assets                                                      140,507         119,253
                                                               -------------   -------------
                                                               $ 5,622,089     $ 5,204,500
                                                               =============   =============
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                              $ 3,664,086     $ 3,359,466
 Mortgage notes payable on real estate assets held for sale              -          12,213
 Accounts payable and accrued liabilities                          247,273         212,064
                                                               -------------   -------------
 Total liabilities                                               3,911,359       3,583,743
                                                               -------------   -------------
 Commitments and contingencies
 Minority interests                                                606,179         566,606
                                                               -------------   -------------
 Shareholders' equity:
 Preferred stock, $.01 par value                                        32              32
 Common stock, $.01 par value                                          636             626
 Additional paid-in capital                                      1,052,988       1,025,479
 Deferred compensation                                              (9,691)         (3,081)
 Comprehensive income                                                  310               -
 Retained earnings                                                  60,276          31,095
                                                               -------------   -------------
 Total shareholders' equity                                      1,104,551       1,054,151
                                                               -------------   -------------
                                                               $ 5,622,089     $ 5,204,500
                                                               =============   =============

The balance sheet above is preliminary as of the date of this report. Please refer to the Company's Quarterly Report on Form 10-Q when filed for a complete balance sheet as of September 30, 2005.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                                  Three Months Ended     NinerMonths Ended
                                                                     September 30,         September 30,
                                                                ---------------------- ---------------------
                                                                   2005      2004       2005      2004
                                                                 ---------- ---------- ---------- ----------
EBITDA:
Net Income                                                       $  67,735  $  24,180  $ 129,173  $  84,909

Adjustments:
Depreciation and amortization                                       46,038     37,901    130,663    103,335
Depreciation and amortization from unconsolidated affiliates         2,207      1,862      6,127      4,605
Depreciation and amortization from discontinued operations               -        125          -        470
Minority investors' share of depreciation and amortization in
   shopping center properties                                         (311)      (302)      (962)      (899)
Interest expense                                                    52,646     46,042    151,822    129,274
Interest expense from unconsolidated affiliates                      3,009      1,658      9,069      4,734
Interest expense from discontinued operations                            -          -          -         20
Minority investors' share of interest expense in
   shopping center properties                                         (390)      (348)    (1,160)    (1,049)
Income taxes                                                           369        307      1,671      1,573
Loss on extinguishment of debt                                          44          -        928          -
Loss on impairment of real estate assets                                 -          -        262          -
Abandoned projects expense                                             336      1,629        474      3,314
(Gain) loss on sales of operating real estate assets               (42,882)      (200)   (42,708)   (23,765)
(Gain) loss on sales management contracts                          (21,619)         -    (21,619)         -
Minority interest in earnings of operating partnership              49,455     16,624     87,176     59,498
(Gain) loss on discontinued operations                                  (2)      (325)        84       (845)
                                                                 ---------- ---------- ---------- ----------
Company's share of total EBITDA                                  $ 156,635  $ 129,153  $ 451,000  $ 365,174
                                                                 ========== ========== ========== ==========


Interest Expense:
Interest expense                                                 $  52,646  $  46,042  $ 151,822  $ 129,274
Interest expense from discontinued operations                            -          -          -         20
Interest expense from unconsolidated affiliates                      3,009      1,658      9,069      4,734
Minority investors' share of interest expense in
   shopping center properties                                         (390)      (348)    (1,160)    (1,049)
                                                                 ---------- ---------- ---------- ----------
Company's share of total interest expense                        $  55,265  $  47,352  $ 159,731  $ 132,979
                                                                 ========== ========== ========== ==========

Ratio of EBITDA to Interest Expense                                   2.83       2.73       2.82       2.75
                                                                 ========== ========== ========== ==========

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                                       Three Months Ended         Nine Months Ended
                                                                           September 30,            September 30,
                                                                       -----------------------------------------------
                                                                          2005        2004         2005        2004
                                                                       ----------  ----------   ----------  ----------

Company's share of total EBITDA                                        $ 156,635   $ 129,153    $ 451,000   $ 365,174
Interest expense                                                         (52,646)    (46,042)    (151,822)   (129,294)
Minority investors' share of interest expense in
   shopping center properties                                                390         348        1,160       1,049
Income taxes                                                                (369)       (307)      (1,671)     (1,573)
Amortization of deferred financing costs and non-real estate               2,296       1,855        5,695       5,273
   depreciation included in operating expense
Amortization of debt premiums                                             (1,921)     (1,544)      (5,506)     (3,601)
Amortization of above and below market leases                             (1,713)     (1,104)      (4,551)     (2,275)
Depreciation and interest expense from unconsolidated affiliates          (5,216)     (3,520)     (15,196)     (9,339)
Minority investors' share of depreciation and amortization in                311         302          962         899
       shopping center properties
Minority interest in earnings - shopping center properties                 1,086         974        3,661       4,034
Equity in earnings of unconsolidated affiliates                             (995)     (1,407)      (6,769)     (6,953)
Distributions of equity in earnings from unconsolidated affiliates         2,628       2,993        5,637       6,241
Gains on outparcel sales                                                  (3,603)     (1,322)     (10,873)     (2,848)
Accelerated  vesting of stock-based compensation                             736           -          736           -
Issuances of stock under incentive plan                                      474         154          850       1,422
Amortization of deferred compensation                                        199         197        1,273         454
Accrual of deferred compensation                                             408         112          659         342
Changes in operating assets and liabilities                               20,991        (152)      13,686        (475)
                                                                       ----------  ----------   ----------  ----------
Cash flows provided by operating activities                            $ 119,691    $ 80,690    $ 288,931   $ 228,530
                                                                       ==========  ==========   ==========  ==========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005


New and Renewal Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                 New                        New
                      Square     Prior Base  Initial Base    % Change   Average Base   % Change
  Property Type        Feet       Rent PSF     Rent PSF      Initial      Rent PSF     Average
---------------    ------------- ----------- -------------  ----------  ------------- -----------
Quarter:
Stabilized malls        465,697     $ 28.23       $ 28.89        2.3%        $ 29.70        5.2%
Associated centers       36,568       12.10         14.58       20.5%          15.03       24.2%
Community centers         7,500       19.45         19.88        2.2%          19.93        2.5%
Other                     1,335       13.24         14.19        7.2%          14.19        7.2%
TOTAL                   511,100     $ 26.91       $ 27.70        2.9%        $ 28.47        5.8%

Year To Date:
Stabilized malls      1,626,359     $ 25.57       $ 26.73        4.5%        $ 27.41        7.2%
Associated centers       85,901       13.11         16.27       24.1%          16.66       27.1%
Community centers        46,000       16.15         16.33        1.1%          16.36        1.3%
Other                     4,422       18.54         21.28       14.8%          21.72       17.2%
TOTAL                 1,762,682     $ 24.70       $ 25.94        5.0%        $ 26.58        7.6%


Stabilized Mall Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                 New                        New
                      Square     Prior Base  Initial Base    % Change   Average Base   % Change
 Stabilized Malls      Feet       Rent PSF     Rent PSF      Initial      Rent PSF     Average
---------------    ------------- ----------- -------------  ----------  ------------- -----------
Quarter:
New leases              158,851     $ 30.04       $ 33.21       10.6%        $ 34.89       16.1%
Renewal leases          306,846       27.29         26.66       -2.3%          27.01       -1.0%
TOTAL                   465,697     $ 28.23       $ 28.89        2.3%        $ 29.70        5.2%

Year To Date:
New leases              533,789     $ 26.65       $ 29.31       10.0%        $ 30.63       14.9%
Renewal leases        1,092,570       25.04         25.47        1.7%          25.83        3.2%
TOTAL                 1,626,359     $ 25.57       $ 26.73        4.5%        $ 27.41        7.2%


Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                                                                     % Change of Total
                                                            Scheduled                  Unscheduled   Leased to Scheduled
                                 Leased       Scheduled     Expiring      Unscheduled  Expiring      and Unscheduled
                   Leased        Average Base Expiring      Average Base  Expiring     Average Base  Expiring Average
  Property Type    Square Feet   Rent PSF     Square Feet   Rent PSF      Square Feet  Rent PSF      Base Rent PSF
---------------    ------------- -----------  ------------- ------------  -----------  ------------  -------------------
Quarter:
Stabilized Malls        502,691     $ 29.65       340,563     $ 27.07        171,740     $ 25.43             11.8%
Associated centers       36,568       15.03        22,301       14.40         17,400       10.54             18.3%
Community centers         7,500       19.93         3,000       19.16          6,200       19.60              2.5%
Other                     5,176       17.76           878       13.20              -           -             34.6%
TOTAL                   551,935     $ 28.44       366,742     $ 26.20        195,340     $ 23.92             11.9%

Year To Date:
Stabilized Malls      1,797,529     $ 27.33     1,342,298     $ 25.60        630,758     $ 23.73              9.3%
Associated centers       90,251       16.52        68,102       14.78         31,490       14.52             12.4%
Community centers        54,450       15.06        32,650       12.91         16,631       14.70             11.4%
Other                     8,263       20.46         3,026       20.72          1,695       20.00              7.3%
TOTAL                 1,950,493     $ 26.46     1,446,076     $ 24.79        680,574     $ 23.07              9.2%

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005


Leasing Activity of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                           New Leases                    Renewal Leases           Total
                   ------------------------- -------------------------  -------------------------
                                   Average                  Average                    Average
                                    Base                      Base                       Base
                   Square Feet    Rent PSF   Square Feet    Rent PSF    Square Feet    Rent PSF
                   ------------- ----------- -------------  ----------  ------------- -----------
Quarter:
Stabilized Malls        195,845     $ 33.78       306,846     $ 27.01        502,691     $ 29.65
Associated centers       15,317       16.38        21,251       14.06         36,568       15.03
Community centers         4,500       20.44         3,000       19.16          7,500       19.93
Other                     5,176       17.76             -           -          5,176       17.76
TOTAL                   220,838     $ 31.93       331,097     $ 26.11        551,935     $ 28.44

Year To Date:
Stabilized Malls        704,959     $ 29.64     1,092,570     $ 25.83      1,797,529     $ 27.33
Associated centers       48,627       17.53        41,624       15.35         90,251       16.52
Community centers        21,800       18.14        32,650       13.00         54,450       15.06
Other                     6,115       19.41         2,148       23.43          8,263       20.46
TOTAL                   781,501     $ 28.49     1,168,992     $ 25.10      1,950,493     $ 26.45


Total Leasing Activity of Small Shop Space and Junior Anchors

                           New Leases                    Renewal Leases           Total
                   ------------------------- -------------------------  -------------------------
                                   Average                  Average                    Average
                                    Base                      Base                       Base
                   Square Feet    Rent PSF   Square Feet    Rent PSF    Square Feet    Rent PSF
                   ------------- ----------- -------------  ----------  ------------- -----------
Quarter:
Stabilized Malls        195,845     $ 33.78       338,704     $ 25.34        534,549     $ 28.43
Associated centers       15,317       16.38        21,251       14.06         36,568       15.03
Community centers         4,500       20.44         3,000       19.16          7,500       19.93
Other                     5,176       17.76             -           -          5,176       17.76
TOTAL                   220,838     $ 31.93       362,955     $ 24.63        583,793     $ 27.39

Year To Date:
Stabilized Malls        829,870     $ 26.86     1,124,428     $ 25.36      1,954,298     $ 26.00
Associated centers       48,627       17.52        41,624       15.35         90,251       16.52
Community centers        21,800       18.14        32,650       13.00         54,450       15.06
Other                     6,115       19.41         2,148       23.43          8,263       20.46
TOTAL                   906,412     $ 26.10     1,200,850     $ 24.67      2,107,262     $ 25.29


Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                     As of September 30,
                   -------------------------
                       2005         2004
                   ------------- -----------
Stabalized malls        $ 25.85     $ 24.79
Non-stabalized malls      27.46       26.62
Associated centers        10.16        9.56
Community centers (1)      9.00        7.98
Other                     19.33       18.89

(1) Excludes community centers that were contributed to Galileo America

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005

Schedule of Mortgage and Other Notes Payable as of September 30, 2005 (Dollars In thousands )

                                                                                                                    Balance
                                                                                Maturity      Interest      -----------------------
Location                              Property                      Date          Rate       9/30/2005        Fixed       Variable
---------------------------- -----------------------------------  --------     ----------   ----------     ---------    -----------
Debt On Operating Properties:
Chesapeake, VA               Greenbrier Mall                       Apr-06        4.63%       $ 92,650           $ -      $ 92,650
Akron, OH                    Chapel Hill Mall                      May-06        4.70%         64,000             -        64,000
Akron, OH                    Chapel Hill Surburban                 May-06        4.73%          2,500             -         2,500
Midland, MI                  Midland Mall                          Jun-06        4.81%         30,000             -        30,000
Brookfield, IL               Brookfield Square  (a)                Jul-06        7.50%         68,604        68,604             -
Rockford, IL                 Cherryvale Mall (a)                   Jul-06        7.38%         43,352        43,352             -
Madison, WI                  East Towne Mall (a)                   Jan-07        8.01%         26,558        26,558             -
Madison, WI                  West Towne Mall (a)                   Jan-07        8.01%         41,060        41,060             -
Chattanooga, TN              Hamilton Place                        Mar-07        7.00%         62,146        62,146             -
Cincinnati, OH               Eastgate Crossing                     Apr-07        6.38%         10,035        10,035             -
Charleston, SC               Citadel Mall                          May-07        7.39%         30,174        30,174             -
Highpoint, NC                Oak Hollow Mall                       Feb-08        7.31%         43,460        43,460             -
Winston-Salem, NC            Hanes Mall                            Jul-08        7.31%        106,726       106,726             -
Nashville, TN                Courtyard At Hickory Hollow           Aug-08        6.77%          4,031         4,031             -
Nashville, TN                Hickory Hollow Mall                   Aug-08        6.77%         86,588        86,588             -
Nashville, TN                Rivergate Mall                        Aug-08        6.77%         69,980        69,980             -
Nashville, TN                Village At Rivergate                  Aug-08        6.77%          3,306         3,306             -
Lansing, MI                  Meridian Mall                         Oct-08        4.52%         91,661        91,661             -
Cary , NC                    Cary Towne Center                     Mar-09        6.85%         86,405        86,405             -
Joplin, MO                   Northpark Mall                        Mar-09        5.50%         40,881        40,881             -
Fairview Heights, IL         St. Clair Square                      Apr-09        7.00%         66,033        66,033             -
Daytona Beach, FL            Volusia Mall                          Apr-09        4.75%         53,884        53,884             -
Terre Haute, IN              Honey Creek Mall                      Apr-09        4.75%         32,314        32,314             -
Meridian, MS                 Bonita Lakes Crossing                 Oct-09        6.82%          8,138         8,138             -
Meridian, MS                 Bonita Lakes Mall                     Oct-09        6.82%         25,973        25,973             -
Cincinnati, OH               Eastgate Mall  (b)                    Dec-09        4.55%         56,567        56,567             -
Little Rock, AR              Park Plaza Mall                       May-10        5.00%         40,858        40,858             -
Spartanburg, SC              Westgate Crossing                     Jul-10        8.42%          9,508         9,508             -
Burnsville, MN               Burnsville Center                     Aug-10        8.00%         68,627        68,627             -
Roanoke, VA                  Valley View Mall                      Sep-10        5.10%         43,984        43,984             -
Beaumont, TX                 Parkdale Crossing                     Sep-10        5.01%          8,620         8,620             -
Beaumont, TX                 Parkdale Mall                         Sep-10        5.01%         54,593        54,593             -
Nashville, TN                Coolsprings Galleria                  Sep-10        8.29%        128,979       128,979             -
Stroud, PA                   Stroud Mall                           Dec-10        8.42%         31,330        31,330             -
Wausau, WI                   Wausau Center                         Dec-10        6.70%         13,018        13,018             -
York, PA                     York Galleria                         Dec-10        8.34%         50,094        50,094             -
Lexington, KY                Fayette Mall                          Jul-11        7.00%         93,352        93,352             -
Chattanooga, TN              Hamilton Corner                       Aug-11       10.13%          2,089         2,089             -
Asheville,  NC               Asheville Mall                        Sep-11        6.98%         68,014        68,014             -


                                       9

                                                                                                                    Balance
                                                                                Maturity      Interest      -----------------------
Location                              Property                      Date          Rate       9/30/2005        Fixed       Variable
---------------------------- -----------------------------------  --------     ----------   ----------     ---------    -----------
Ft. Smith, AR                Massard Crossing                      Feb-12        7.54%          5,802         5,802             -
Houston, TX                  Willowbrook Plaza                     Feb-12        7.54%         29,687        29,687             -
Vicksburg, MS                Pemberton Plaza                       Feb-12        7.54%          1,982         1,982             -
Fayetteville, NC             Cross Creek Mall                      Apr-12        5.00%         62,836        62,836             -
Colonial Heights, VA         Southpark Mall                        May-12        5.10%         36,838        36,838             -
Asheboro, NC                 Randolph Mall                         Jul-12        6.50%         14,818        14,818             -
Douglasville, GA             Arbor Place                           Jul-12        6.51%         76,928        76,928             -
Douglasville, GA             The Landing At Arbor Place            Jul-12        6.51%          8,684         8,684             -
Jackson, TN                  Old Hickory Mall                      Jul-12        6.51%         33,980        33,980             -
Louisville, KY               Jefferson Mall                        Jul-12        6.51%         42,853        42,853             -
North Charleston, SC         Northwoods Mall                       Jul-12        6.51%         61,354        61,354             -
Racine, WI                   Regency Mall                          Jul-12        6.51%         33,603        33,603             -
Saginaw, MI                  Fashion Square                        Jul-12        6.51%         58,899        58,899             -
Spartanburg, SC              Westgate Mall                         Jul-12        6.50%         53,232        53,232             -
Chattanooga, TN              CBL Center                            Aug-12        6.25%         14,421        14,421             -
Panama City, FL              Panama City Mall                      Aug-12        7.30%         39,406        39,406             -
Livonia, MI                  Laurel Park Place                     Dec-12        5.00%         50,461        50,461             -
Monroeville, PA              Monroeville Mall                      Jan-13        5.30%        130,690       130,690             -
Greensburg, PA               Westmoreland Mall                     Jan-13        5.05%         80,480        80,480             -
Columbia, SC                 Columbia Place                        Oct-13        5.45%         32,650        32,650             -
Laredo, TX                   Mall del Norte                        Dec-14        5.04%        113,400       113,400             -
Janesville, WI               Janesville Mall                       Apr-16        8.38%         13,009        13,009             -
                                                                                            ----------     ---------    -----------
                                                                                            2,856,105     2,666,955       189,150
                                                                                            ----------     ---------    -----------
Weighted average interest rate                                                                   6.31%         6.42%         4.68%

Debt Premiums:
Joplin, MO                   Northpark Mall                        Mar-09        5.50%            629           629             -
Daytona Beach, FL            Volusia Mall                          Apr-09        4.75%          3,309         3,309             -
Terre Haute, IN              Honey Creek Mall                      Apr-09        4.75%          2,312         2,312             -
Little Rock, AR              Park Plaza Mall                       May-10        4.90%          6,169         6,169             -
Roanoke, VA                  Valley View Mall                      Sep-10        5.10%          6,576         6,576             -
Fayetteville, NC             Cross Creek Mall                      Apr-12        5.00%          8,077         8,077             -
Colonial Heights, VA         Southpark Mall                        May-12        5.10%          3,666         3,666             -
Livonia, MI                  Laurel Park Place                     Dec-12        5.00%         10,128        10,128             -
Monroeville, PA              Monroeville Mall                      Jan-13        5.30%          3,163         3,163             -
                                                                                            ----------     ---------    -----------
                                                                                               44,029        44,029             -
                                                                                            ----------     ---------    -----------
Weighted average interest rate                                                                   5.01%         5.01%            -%

Total Loans On Operating Properties And Debt Premiums                                       2,900,134     2,710,984       189,150
                                                                                            ----------     ---------    -----------
Weighted average interest rate                                                                   6.29%         6.40%         4.68%

Construction Loans:
Lexington, KY                  The Plaza at Fayette                Dec-06        5.28%          8,550             -         8,550
Southaven, MS                  Southaven Towne Center              Jun-07        5.37%         19,543             -        19,543
Ft. Myers, FL                  Gulf Coast Town Center              Sep-08        5.06%         29,574             -        29,574
                                                                                            ----------     ---------    -----------
                                                                                               57,667             -        57,667
                                                                                            ----------     ---------    -----------

                                       10

                                                                                                                    Balance
                                                                                Maturity      Interest      -----------------------
Location                              Property                      Date          Rate       9/30/2005        Fixed       Variable
---------------------------- -----------------------------------  --------     ----------   ----------     ---------    -----------

Lines Of Credit                                                                  4.82%        706,285             -       706,285
                                                                                            ----------     ---------    -----------
Weighted average interest rate

Total Consolidated Debt                                                                    $ 3,664,086   $ 2,710,984    $ 953,102
Weighted average interest rate                                                                    5.99%         6.40%        4.81%

Plus CBL'S Share Of Unconsolidated Affiliates' Debt:
Paducah, KY                  Kentucky Oaks Mall                    Jun-07        9.000%         15,379        15,379            -
Huntsville, AL               Parkway Place                         Jun-08        4.700%         26,600             -       26,600
Del Rio, TX                  Plaza del Sol                         Aug-10        9.150%          1,589         1,589            -
Myrtle Beach, SC             Coastal Grand-Myrtle Beach            Oct-14        5.090%         49,069        49,069            -
El Centro, CA                Imperial Valley Mall                  Sep-15        4.985%         36,000        36,000            -
Clarksville, TN              Governor's Square Mall                Sep-16        8.230%         14,600        14,600            -
                                                                                            ----------     ---------    -----------
                                                                                               143,237       116,637       26,600
                                                                                            ----------     ---------    -----------

Less Minority Interests' Share Of Consolidated Debt:                        Minority Interest %
Chattanooga, TN              CBL Center                            8.0000%   6.2500%            (1,154)       (1,154)            -
Chattanooga, TN              Hamilton Corner                      10.0000%   10.1250%             (209)         (209)            -
Chattanooga, TN              Hamilton Place                       10.0000%   7.0000%            (6,215)       (6,215)            -
Ft. Smith, AR                Massard Crossing                     10.0000%   7.5400%            (5,222)       (5,222)            -
Highpoint, NC                Oak Hollow Mall                      25.0000%   7.3100%           (10,865)      (10,865)            -
Houston, TX                  Willowbrook Plaza                    10.0000%   7.5400%           (26,719)      (26,719)            -
Vicksburg, MS                Pemberton Plaza                      10.0000%   7.3100%            (1,784)       (1,784)           -
                                                                                            ----------     ---------    -----------
                                                                                               (52,168)      (52,168)           -
                                                                                            ----------     ---------    -----------

Company's Share Of Consolidated And Unconsolidated Debt                                    $ 3,755,155   $ 2,775,453     $ 979,702
                                                                                            ==========     =========    ===========
Weighted average interest rate                                                                    5.96%         6.37%         4.81%

Total Debt of Unconsolidated Affiliates:
El Centro, CA                Imperial Valley Mall (a)              Dec-06    4.985%        $    60,000   $    60,000     $       -
Paducah, KY                  Kentucky Oaks Mall                    Jun-07    9.000%             30,756        30,756             -
Huntsville, AL               Parkway Place                         Jun-08    4.700%             53,200             -        53,200
Del Rio, TX                  Plaza del Sol                         Aug-10    9.150%              3,140         3,140             -
Myrtle Beach, SC             Coastal Grand-Myrtle Beach (c)        Oct-14    5.090%             98,138        98,138             -
Clarksville, TN              Governor's Square Mall                Sep-16    8.230%             30,738        30,738             -
                                                                                            ----------     ---------    -----------
                                                                                           $   275,972   $   222,772     $  53,200
                                                                                            ==========     =========    ===========
Weighted average interest rate                                                                   5.82%          6.09%         4.70%

(a) These loans were refinanced subsequent to September 30, 2005. Following are the terms of the new mortgage loans.

                                                                  Maturity   Interest
Location                              Property                      Date       Rate           Amount
----------------------------          -----------------------    ----------  ---------     -----------
El Centro, CA                         Imperial Valley Mall         Sep-15    4.985%          $ 60,000
Rockford, IL                          Cherryvale Mall              Oct-15    5.000%            94,000
Brookfield, IL                        Brookfield Square            Nov-15    5.075%           105,000
Madison, WI                           East Towne Mall              Nov-15    5.000%            80,000
Madison, WI                           West Towne Mall              Nov-15    5.000%           113,000

(b) Eastgate Mall - Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(c) Coastal Grand-Myrtle Beach - Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005

Top 25 Based On Percentage Of Total Revenues As Of September 30, 2005:

                                                                                                        Annual           Percentage
                                                               Number of                                 Gross            of Total
                                 Tenant                          Stores         Square Feet           Rentals (1)         Revenues
--------------------------------------------------------       ---------       ------------         -------------         --------
  1    Limited Brands, Inc.                                       221            1,354,832            $45,608,153           6.0%
  2    Foot Locker, Inc.                                          183             720,470             26,956,807            3.6%
  3    The Gap, Inc.                                               96             948,585             22,907,765            3.0%
  4    Luxottica Group, S.P.A. (2)                                189             348,406             16,005,127            2.1%
  5    Abercrombie & Fitch, Co.                                    62             428,130             15,089,454            2.0%
  6    Signet Group PLC (3)                                        96             145,984             13,481,396            1.8%
  7    American Eagle Outfitters, Inc.                             65             340,249             12,861,492            1.7%
  8    Zale Corporation                                           136             134,580             12,373,250            1.6%
  9    JC Penney Co. Inc. (4)                                      66            7,260,464            12,342,111            1.6%
  10   Finish Line, Inc.                                           63             334,930             11,985,248            1.6%
  11   The Regis Corporation                                      181             208,161             10,147,129            1.3%
  12   Lerner New York, Inc.                                       42             328,062             10,039,752            1.3%
  13   Hallmark Cards, Inc.                                        83             285,389              9,331,119            1.2%
  14   Genesco Inc. (5)                                           130             166,449              9,173,612            1.2%
  15   The Children's Place Retail Stores, Inc. (6)                57             239,133              9,112,156            1.2%
  16   Pacific Sunwear of California                               76             259,273              8,887,770            1.2%
  17   Charming Shoppes, Inc. (7)                                  54             321,889              8,831,028            1.2%
  18   Dick's Sporting Goods, Inc.                                 13             583,176              8,044,301            1.1%
  19   Trans World Entertainment (8)                               48             252,003              7,869,983            1.0%
  20   Aeropostale, Inc.                                           59             198,954              7,801,264            1.0%
  21   Barnes & Noble, Inc.                                        52             307,316              7,109,977            0.9%
  22   Christopher & Banks, Inc.                                   59             204,696              6,980,649            0.9%
  23   Claire's Stores, Inc.                                      108             121,573              6,949,674            0.9%
  24   The Shoe Show of Rocky Mount, Inc                           50             271,650              6,892,581            0.9%
  25   Sun Capital Partners, Inc. (9)                              56             323,769              6,860,612            0.9%
                                                               ---------       ------------         -------------         --------
                                                                2,245          16,088,123           $313,642,410           41.2%
                                                               ========        ============         =============         ========

(1) Includes annual minimum rent and tenant reimbursements based on amounts in effect at September 30, 2005.

(2)  Luxottica was previously Lenscrafters and Sunglass Hut. Luxottica purchased
     Cole  National   Corporation,   which  operates  Pearl  Vision  and  Things
     Remembered in October 2004.

(3) Signet Group was previously Sterling, Inc. They operate Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.

(4)  J.C. Penney owns 28 of these stores.

(5) Genesco Inc. operates Journey's, Jarman and Underground Station. Genesco purchased Hat World, which operates Hat World, Lids, Hat Zone and Cap Factory, as of April 2, 2004.

(6) The Children's Place Retail Stores, Inc. purchased The Disney Store in November 2004.

(7)  Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.

(8)  Trans World  Entertainment  operates FYE (formerly Camelot Music and Record
     Town) and Saturday Matinee.

(9) Sun Capital Partners, Inc. operates Sam Goody, Suncoast Motion Pictures, Musicland, Life Uniform, Anchor Blue, Mervyn's, Bruegger's Bagels, Wick's Furniture and the Mattress Firm.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005


Capital Expenditures for Three Months and Nine Months Ended September 30 , 2005 (In thousands)

                                                    Three Months   Nine Months
                                                    ------------- ------------

Tenant allowances                                       $ 14,135     $ 34,287
                                                    ------------- ------------
Renovations                                               12,606       22,123
                                                    ------------- ------------
Deferred maintenance:
   Parking lot and parking lot lighting                    5,711        7,619
   Roof repairs and replacements                           3,825        8,742
   Other capital expenditures                              2,217        4,694
                                                    ------------- ------------
   Total deferred maintenancee expenditures               11,753       21,055
                                                    ------------- ------------
Total capital expenditures                              $ 38,494     $ 77,465
                                                    ============= ============

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

                                                             2005         2004
                                                        ------------- ------------
Quarter ended:
   March 31,                                                   $ 374        $ 492
   June 30,                                                      699          242
   September 30,                                                 629          524
   December 31,                                                    -          628
                                                        ------------- ------------
                                                             $ 1,702      $ 1,886
                                                        ============= ============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
          For the Three Months and Nine Months Ended September 30, 2005

Properties Under Development at September 30, 2005
(Dollars in thousands)

                                                                              CBL's Share of
                                                                         --------------------------
                                                             Square         Total         Costs           Opening       Initial
              Property                  Location              Feet          Costs        To Date            Date        Yield
--------------------------------------- ------------------ ------------  ------------  ------------   ----------------- -------
Mall Expansions:
Fayette Mall                            Lexington, KY          140,000      $ 22,961      $ 14,525      September-05       11%
Burnsville Center                       Burnsville, MN         145,000        22,880         9,249     Sep-05/Apr-06        9%
Stroud Mall                             Stroudsburg, PA          4,513         1,326           640      November-05         9%
Hanes Mall - Dick's Sporting Goods      Winston-Salem, NC       66,000        10,150           918        July-06          10%

Open Air Centers:
Southaven Towne Center                  Southaven, MS          437,600        43,238        32,850       October-05        10%
Gulf Coast Town Center Phase I          Ft. Meyers, FL         445,000        72,075 (a)    56,532 (a)   October-05         9%
Lakeview Point                          Stillwater, OK         205,000        20,307         4,647       Fall 2006          9%
Gulf Coast Town Center Phase II         Ft. Meyers, FL         743,000        94,047 (a)       886 (a)Fourth Quarter 2006   9%

Associated Center:
The Plaza at Fayette Phase I            Lexington, KY           76,000        25,140        11,688       Fall 2006          9%

Community Center:
Cobblestone Village at Royal Palm       Royal Palm Beach, FL   225,000        10,029         9,086      December-05         9%

Community Center Expansion:
Fashion Square                          Orange Park, FL         18,000         3,278         1,650      December-05        10%

                                                           ------------  ------------  ------------
                                                             2,505,113     $ 325,431     $ 142,671
                                                           ============  ============  ============

(a) Amounts shown are 100% of the cost and cost to date. CBL is funding the cost at this time.